Gain and Losses on Derecognition of Financial Assets at Amortized Cost	12 Months Ended
Dec. 31, 2024
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure on Gain and Losses on derecognition of Financial Assets at Amortized Cost [text block]	07 – Net gains (losses) from derecognition of financial assets measured at amortized cost For the twelve months ended December 31, 2024, the Group sold financial assets measured at amortized cost of € 656 million (December 31, 2023: € 559 million and December 31, 2022: € 473 million). The sales related primarily to a Hold to Collect portfolio in Investment Bank, Private Bank, and Corporate Bank. The table below presents the gains and (losses) arising from derecognition of these securities. in € m. 2024 2023 2022 Gains 10 5 11 Losses (21) (101) (13) Net gains (losses) from derecognition of financial assets measured at amortized cost (11) (96) (2)